UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(571) 302-5757

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 27, 2022, Park Hotels & Resorts Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). Stockholders voted as set forth below on the proposals presented for a vote. Each such proposal is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 16, 2022.

Proposal 1. Election of Directors

The Company’s stockholders elected the nine persons listed below to serve as directors until the 2023 annual meeting of stockholders and until their successors have been duly elected and qualify, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore, Jr.	165,376,112	23,634,027	3,119,803	15,674,041
Patricia M. Bedient	187,854,365	4,194,717	80,860	15,674,041
Thomas D. Eckert	187,542,472	4,480,838	106,632	15,674,041
Geoffrey M. Garrett	189,997,452	1,313,640	818,850	15,674,041
Christie B. Kelly	184,038,533	8,008,413	82,996	15,674,041
Sen. Joseph I. Lieberman	186,432,378	4,868,617	828,947	15,674,041
Thomas A. Natelli	187,393,630	4,654,566	81,746	15,674,041
Timothy J. Naughton	179,617,088	12,429,308	83,546	15,674,041
Stephen I. Sadove	173,429,072	18,622,163	78,707	15,674,041

Proposal 2. Advisory Vote to Approve Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
159,711,177	32,251,262	167,503	15,674,041

Proposal 3. Ratification of the Appointment of Ernst & Young LLP

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
207,300,762	413,500	89,721	--

Proposal 4. Stockholder Proposal Regarding Equity Retention by Named Executive Officers

The Company’s stockholders did not approve a stockholder proposal regarding equity retention by named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
53,056,972	138,313,715	759,255	15,674,041

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: April 28, 2022	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer